Subsequent Events	3 Months Ended
May 04, 2013
Subsequent Events

NOTE 14—SUBSEQUENT EVENTS

On July 2, 2013, Gary Friedman, the Company’s Chairman Emeritus, Creator and Curator, was reappointed Co-Chief Executive Officer and Chairman of the Company’s Board of Directors, and Carlos Alberini was named Co-Chief Executive Officer. In connection with the appointment of Mr. Friedman as Co-Chief Executive Officer, the Company granted a new stock option to Mr. Friedman to purchase 1,000,000 shares of our common stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant, under the Company’s 2012 Stock Incentive Plan. This option is fully vested as of the date of grant but any shares issued upon exercise of the option will be subject to selling restrictions which are scheduled to lapse in three equal installments on the third, fourth and fifth anniversaries of the grant date. The fully vested option will result in a one-time non-cash stock compensation charge, estimated to be between $30 million and $35 million, all of which will be recorded in the second quarter of fiscal 2013.

In connection with the Company’s initial public offering, Home Holdings agreed to invest $5 million in a newly formed entity named Hierarchy, LLC (“Hierarchy”). Mr. Friedman had a controlling interest in Hierarchy. On July 2, 2013, Hierarchy and Mr. Friedman waived all of Home Holdings’ obligations to invest in Hierarchy and all of Home Holdings’ rights with respect to Hierarchy were canceled, and the Company subsequently acquired all the outstanding interests of Hierarchy. As a result of the acquisition of Hierarchy, the Company will write-off all outstanding receivables in connection with certain consulting services provided to Hierarchy, and record a charge of approximately $0.3 million.